[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust X, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Marcus L. Smith+                                         (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund provided a total return of -2.50%. This return, which assumes the reinvestment of any distributions, compares to a return over the same period of -9.22% for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

A CHALLENGING MARKET ENVIRONMENT
The general direction of international equity markets over the period was similar to that of the United States: weakness earlier in 2001 with a rally in the fourth quarter, followed by weakness and volatility in the first half of 2002. The magnitude, however, has varied, in that foreign markets have generally outperformed the U.S. market.

Part of the reason is currency. The dollar has been weak, so, in dollar terms, foreign markets look stronger. But even in local currencies, performance overseas has been a bit stronger. Corporate earnings have declined less in most foreign markets than in the United States, and stock valuations overseas have been more attractive to us than in the United States. In addition, non-U.S. markets have tended to have less exposure to technology, one of the worst-performing sectors.

In Japan, the economy remained in the doldrums. Japanese companies that did relatively well over the period were generally those in industries such as autos and electronics -- represented in the portfolio by holdings such as Honda and Canon -- with a majority of their sales outside Japan. In Europe, corporate earnings fell and the economy was weak, but not to the degree we saw in the United States. In general, regions around the globe faced a similar issue over the period: how to reinvigorate their weak economies.

PERFORMANCE DRIVERS
Although a challenging market overall led to a negative return over the period, the fund significantly outperformed its benchmark. We think the main driver of our relative outperformance was simply good stockpicking based on fundamental research, particularly in health care, information technology, and industrial stocks. The fund has benefited from the strength of our global research team, with analysts based in Boston, London, Singapore, and Tokyo. Even in weak markets such as Japan, our analysts have added value by doing their own critical analysis and by finding good companies in a tough environment.

PERFORMANCE DETRACTORS
One of the worst-performing areas of the market has been the telecommunications industry. Going into the period, we had a strong position in wireless service providers such as Vodafone in the U.K. The industry clearly suffered during the period; causes included excess capacity, weak subscriber growth, and the late arrival of next-generation "3G" applications that had been expected to increase demand. We maintained our positions in the stronger companies because we still think that long-term growth potential in the industry could be above the market average, driven by increasing use of wireless telephony for voice and data communications.

Consumer staples was another sector in which some of our holdings hurt performance over the past year.

PORTFOLIO POSITIONING
A majority of the portfolio's top holdings a year ago were still top holdings at the end of the period, and three of the four largest sectors -- basic materials, financial services, and health care -- were the same. We kept the portfolio relatively consistent over a period in which global markets were quite volatile because we are investing for the long term. We've tried to look beyond the current economic situation and pick companies that we think are going to be winners two, three, or more years out. In general, our views on our larger holdings have been strong enough to stay consistent across market cycles -- unless, of course, a company's fundamental situation has changed.

CONSISTENT STYLE AND STRATEGY
Looking at the big picture, we think investors may wonder how the market turmoil of the past several years has affected the fund's style and strategy. We would say that what we're looking for has not changed, but we have found it in different areas. What we have always tried to find are companies that we think will grow at above the market average over the long term, and that are selling at attractive discounts to similar companies and to the market.

What has changed is our definition of "above average" growth and where we have found it. Market growth in the late 1990s, in terms of average corporate earnings per share (EPS) growth, was roughly in the mid teens, so we tried to find companies that were growing at rates in the high teens or greater. In many cases, that led us to companies in "TMT": technology, media, and telecommunications.

Today, however, our view is that long-term corporate earnings growth in the world's markets will be more on the order of 8% to 10% annually for the foreseeable future. Growth rates in the low teens would be above average to us. Our search for that above-average growth has led us to different companies and industries than it did four or five years ago. Our strong portfolio weightings in areas such as consumer staples and health care, although they might seem like defensive positioning in a tough market, actually represent companies that we think may grow at above-average rates over a period of several years. Conversely, we have found less opportunity in the high-growth areas of the 1990s, such as technology and telecom, so our concentrations in those areas have fallen.

    Respectfully,

/s/ David R. Mannheim                            /s/ Marcus L. Smith

    David R. Mannheim                                Marcus L. Smith
    Portfolio Manager                                Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products. David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001. He is a graduate of Amherst College and the MIT Sloan School of Management.

Marcus L. Smith is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the international equity portfolios of our institutional accounts. Marcus joined MFS as a research analyst in 1994 after completing a Master of Business Administration degree at the Wharton School of Business of the University of Pennsylvania. He was named Investment Officer in 1996, Vice President in 1999, and portfolio manager in January 2001. Marcus graduated from Mount Union College in 1988 with degrees in computer science and business administration and worked as a systems integrator for a consulting firm in between college and graduate school.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: January 30, 1996

Size: $68.2 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2002. Index information is from February 1, 1996.)

                           MFS Institutional         MSCI EAFE
                        International Equity Fund      Index
         -----------------------------------------------------
         1/96                 $3,000,000            $3,000,000
         6/96                  3,288,000             3,126,000
         6/98                  4,453,000             3,764,000
         6/00                  5,893,000             4,771,000
         6/02                  4,742,883             3,320,936

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

                                       1 Year     3 Years    5 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return                -2.50%      +5.73%    +17.31%    +58.10%
-------------------------------------------------------------------------------
Average Annual Total Return            -2.50%      +1.88%    + 3.24%    + 7.40%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)                   1 Year     3 Years    5 Years      Life*
-------------------------------------------------------------------------------
MSCI EAFE Index#                       -9.22%      -6.49%    - 1.26%    + 1.60%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 30, 1996, through June 30, 2002. Index information is from
    February 1, 1996.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 95.8%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 95.8%
  Australia - 4.5%
    News Corp Ltd. (Media)*                                             190,561             $ 1,038,158
    QBE Insurance Group Ltd. (Insurance)*                               357,823               1,337,182
    Tabcorp Holdings Ltd. (Gaming)                                       93,970                 661,079
                                                                                            -----------
                                                                                            $ 3,036,419
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Ace Ltd. (Insurance)                                                 22,380             $   707,208
    XL Capital Ltd. (Insurance)                                           4,120                 348,964
                                                                                            -----------
                                                                                            $ 1,056,172
-------------------------------------------------------------------------------------------------------
  Canada - 4.9%
    BCE, Inc. (Telecommunications)                                       55,297             $   961,196
    Canadian National Railway Co. (Railroad)                             18,096                 937,373
    Canadian Natural Resources Ltd. (Oil)                                10,700                 363,104
    Encana Corp. (Utilities - Gas)                                       11,300                 347,589
    Quebecor World, Inc. (Printing & Publishing)                         28,350                 760,008
                                                                                            -----------
                                                                                            $ 3,369,270
-------------------------------------------------------------------------------------------------------
  Finland - 1.3%
    Nokia Oyj (Telecommunications)                                       61,160             $   893,339
-------------------------------------------------------------------------------------------------------
  France - 16.4%
    Aventis SA (Pharmaceuticals)                                         31,400             $ 2,220,508
    Bouygues SA (Construction)                                           38,560               1,075,154
    Carrefour SA (Supermarket)                                           27,620               1,491,781
    Clarins SA (Consumer Goods & Services)                               12,230                 705,756
    L'Air Liquide SA (Industrial Gases)                                  12,701               1,950,322
    Sanofi-Synthelabo SA (Pharmaceuticals)                               18,820               1,142,618
    Schneider Electric SA (Electrical Equipment)                          9,858                 529,039
    Total Fina Elf SA, "B" (Oil)                                         12,870               2,085,361
                                                                                            -----------
                                                                                            $11,200,539
-------------------------------------------------------------------------------------------------------
  Germany - 4.8%
    Bayerische Motoren Werke AG (Automotive)                             20,430             $   827,783
    Linde AG (Industrial Gases)                                          32,500               1,619,859
    Muenchener Ruckvers AG (Financial Services)                           3,460                 818,443
                                                                                            -----------
                                                                                            $ 3,266,085
-------------------------------------------------------------------------------------------------------
  Japan - 10.8%
    Asahi Breweries Ltd. (Food & Beverage Products)                      47,000             $   393,366
    Canon, Inc. (Business Machines)                                      65,000               2,457,026
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                     67,000                 801,719
    Credit Saison Co. (Banks & Credit Cos.)                              29,100                 690,834
    Honda Motor Co. Ltd. (Automotive)                                    29,600               1,200,400
    Nikko Cordial Corp. (Financial Services)                             23,000                 116,113
    Nissan Motor Co. Ltd. (Automotive)                                   89,000                 616,405
    Ono Pharmaceutical Co. Ltd. (Pharmaceuticals)                        30,000               1,071,429
                                                                                            -----------
                                                                                            $ 7,347,292
-------------------------------------------------------------------------------------------------------
  Netherlands - 11.4%
    Akzo Nobel NV (Chemicals)                                            63,460             $ 2,757,662
    Reed Elsevier NV (Printing & Publishing)                            161,040               2,190,351
    STMicroelectronics NV (Electronics)                                  28,290                 704,036
    Unilever NV (Consumer Goods & Services)                              32,310               2,111,307
                                                                                            -----------
                                                                                            $ 7,763,356
-------------------------------------------------------------------------------------------------------
  Singapore - 0.8%
    DBS Group Holdings Ltd. (Financial Services)                         76,000             $   533,666
-------------------------------------------------------------------------------------------------------
  South Korea - 2.3%
    Samsung Electronics Co., Ltd. (Electronics)                           2,660             $   728,676
    SK Telecom Ltd., ADR (Telecommunications)                            34,170                 847,074
                                                                                            -----------
                                                                                            $ 1,575,750
-------------------------------------------------------------------------------------------------------
  Spain - 5.6%
    Banco Bilbao Vizcaya Argentaria SA (Banks & Credit Cos.)             78,380             $   884,528
    GasNatural SDG SA (Gas)                                              41,000                 787,987
    Iberdrola SA (Utilities - Electric)                                  75,990               1,104,713
    Telefonica de Espana SA (Telecommunications)*                       124,744               1,045,056
                                                                                            -----------
                                                                                            $ 3,822,284
-------------------------------------------------------------------------------------------------------
  Sweden - 1.6%
    Saab AB, "B" (Aerospace)                                             86,853             $ 1,108,144
-------------------------------------------------------------------------------------------------------
  Switzerland - 10.2%
    Converium Holding AG (Insurance)                                      5,830             $   300,649
    Kuoni Reisen Holdings AG (Travel Services)                              630                 177,441
    Nestle SA (Food & Beverage Products)                                  2,431                 565,690
    Swiss Reinsurance Co. (Insurance)                                    10,180                 993,287
    Syngenta AG (Chemicals)                                              50,185               3,010,360
    Synthes-Stratec, Inc. (Medical & Health Products)                     1,520                 927,575
    UBS AG (Banks & Credit Cos.)*                                        19,741                 990,889
                                                                                            -----------
                                                                                            $ 6,965,891
-------------------------------------------------------------------------------------------------------
  United Kingdom - 19.6%
    BOC Group PLC (Chemicals)*                                           62,980             $   978,308
    British Sky Broadcasting Group PLC (Media)                           86,510                 829,499
    Capital Radio PLC (Media)                                            23,720                 227,800
    CGNU PLC (Insurance)*                                                68,404                 550,051
    Diageo PLC (Food & Beverage Products)*                              252,738               3,282,532
    GlaxoSmithKline PLC (Pharmaceuticals)                                92,230               1,993,642
    Irish Life & Permanent PLC (Financial Services)                      35,220                 508,543
    Next PLC (Retail)                                                    43,040                 611,487
    Reckitt Benckiser PLC (Consumer Goods & Services)*                   64,070               1,149,556
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*              42,657               1,209,489
    Smith & Nephew PLC (Medical & Health Products)*                      78,810                 437,302
    Vodafone Group PLC (Telecommunications)*                            891,235               1,222,739
    William Hill PLC (Gaming)*                                           96,630                 390,352
                                                                                            -----------
                                                                                            $13,391,300
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $64,937,779)                                                 $65,329,507
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.3%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 6/28/02, due 7/01/
      02, total to be received $2,931,476 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost              $    2,931             $ 2,931,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $67,868,779)                                            $68,260,507

Other Assets, Less Liabilities - (0.1)%                                                         (67,891)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $68,192,616
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $67,868,779)              $68,260,507
  Cash                                                                    3,065
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         3,340,928
  Foreign currency, at value (identified cost, $18,046)                  18,025
  Receivable for investments sold                                       497,258
  Receivable for fund shares sold                                        80,035
  Interest and dividends receivable                                      82,562
  Receivable from investment adviser                                    140,876
  Other assets                                                              135
                                                                    -----------
      Total assets                                                  $72,423,391
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $   831,754
  Payable for fund shares reacquired                                        578
  Collateral for securities loaned, at value                          3,340,928
  Payable to affiliates -
    Management fee                                                        5,221
    Shareholder servicing agent fee                                          36
    Administrative fee                                                       96
  Accrued expenses and other liabilities                                 52,162
                                                                    -----------
      Total liabilities                                             $ 4,230,775
                                                                    -----------
Net assets                                                          $68,192,616
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $76,997,601
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                        396,748
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (9,595,622)
  Accumulated undistributed net investment income                       393,889
                                                                    -----------
      Total                                                         $68,192,616
                                                                    ===========
Shares of beneficial interest outstanding                            5,795,075
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $11.77
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $   956,758
    Interest                                                             87,441
    Foreign taxes withheld                                             (113,941)
                                                                    -----------
      Total investment income                                       $   930,258
                                                                    -----------
  Expenses -
    Management fee                                                  $   427,721
    Trustees' compensation                                                3,725
    Shareholder servicing agent fee                                       4,261
    Administrative fee                                                    6,666
    Custodian fee                                                       104,071
    Printing                                                             20,923
    Postage                                                                 766
    Auditing fees                                                        30,674
    Legal fees                                                            6,376
    Miscellaneous                                                        24,208
                                                                    -----------
      Total expenses                                                $   629,391
    Fees paid indirectly                                                 (3,745)
    Reduction of expenses by investment adviser                        (140,876)
                                                                    -----------
      Net expenses                                                  $   484,770
                                                                    -----------
        Net investment income                                       $   445,488
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(3,227,818)
    Foreign currency transactions                                       (37,199)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(3,265,017)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $ 1,466,485
    Translation of assets and liabilities in foreign currencies           7,382
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $ 1,473,867
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(1,791,150)
                                                                    -----------
          Decrease in net assets from operations                    $(1,345,662)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                       2002                    2001
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    445,488            $    399,667
  Net realized loss on investments and foreign currency
    transactions                                                    (3,265,017)             (6,310,865)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             1,473,867              (5,080,541)
                                                                  ------------            ------------
    Decrease in net assets from operations                        $ (1,345,662)           $(10,991,739)
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net investment income                                      $   (379,591)           $   (675,102)
  From net realized gain on investments and foreign currency
    transactions                                                          --                (4,867,376)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 --                   (86,166)
                                                                  ------------            ------------
    Total distributions declared to shareholders                  $   (379,591)           $ (5,628,644)
                                                                  ------------            ------------
Net increase in net assets from fund share transactions           $ 15,184,418            $ 10,428,759
                                                                  ------------            ------------
      Total increase (decrease) in net assets                     $ 13,459,165            $ (6,191,624)
Net assets:
  At beginning of period                                            54,733,451              60,925,075
                                                                  ------------            ------------
  At end of period (including accumulated undistributed net
    investment income of $393,889 and $372,725, respectively)     $ 68,192,616            $ 54,733,451
                                                                  ============            ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                               -----------------------------------------------------------------------------
                                                    2002             2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period             $12.17           $16.38           $12.91           $13.88           $13.04
                                                  ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                        $ 0.09           $ 0.10           $ 0.28           $ 0.15           $ 0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (0.41)           (2.83)            3.75            (0.10)            1.12
                                                  ------           ------           ------           ------           ------
      Total from investment operations            $(0.32)          $(2.73)          $ 4.03           $ 0.05           $ 1.26
                                                  ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.08)          $(0.18)          $(0.07)          $(0.22)          $(0.08)
  From net realized gain on investments and
    foreign currency transactions                   --              (1.28)           (0.49)           (0.80)           (0.34)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              (0.02)            --               --               --
                                                  ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                              $(0.08)          $(1.48)          $(0.56)          $(1.02)          $(0.42)
                                                  ------           ------           ------           ------           ------
Net asset value - end of period                   $11.77           $12.17           $16.38           $12.91           $13.88
                                                  ======           ======           ======           ======           ======
Total return                                       (2.50)%         (17.46)%          31.38%            0.74%           10.13%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.86%            0.86%            0.85%            0.87%            0.86%
  Net investment income                             0.79%            0.70%            1.78%            1.18%            1.08%
Portfolio turnover                                    73%              65%              89%             109%              64%
Net assets at end of period (000 Omitted)        $68,193          $54,721          $60,925           $7,667          $12,477

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                     $ 0.06           $ 0.06           $ 0.24           $ 0.06           $ 0.07
        Ratios (to average net assets):
          Expenses##                                1.11%            1.11%            1.12%            1.54%            1.39%
          Net investment income                     0.54%            0.45%            1.51%            0.51%            0.55%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $3,178,496. These loans were collateralized by cash of $3,340,928 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       3,340,928         $3,340,928

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                          JUNE 30, 2002    JUNE 30, 2001
    --------------------------------------------------------------------
    Distributions declared from:
      Ordinary income                          $379,591       $5,157,231
      Long-term capital gain                       --            471,413
                                               --------       ----------
    Total distributions declared               $379,591       $5,628,644
                                               ========       ==========

During the year ended June 30, 2002, accumulated undistributed net investment income decreased by $44,733, accumulated net realized loss on investments and foreign currency transactions decreased by $44,671, and paid-in capital increased by $62 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income     $   399,958
                Capital loss carryforward          (6,907,683)
                Unrealized loss                       (94,990)
                Other temporary differences        (2,202,270)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, ($6,273,614) and June 30, 2009, ($634,069).

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.10% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $54,261,577 and $39,668,902 respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $68,360,517
                                                                   -----------
Gross unrealized depreciation                                      $(4,945,165)
Gross unrealized appreciation                                        4,845,155
                                                                   -----------
    Net unrealized depreciation                                    $  (100,010)
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                              YEAR ENDED JUNE 30, 2002        YEAR ENDED JUNE 30, 2001
                                          ----------------------------      --------------------------
                                              SHARES            AMOUNT        SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                2,134,972       $24,989,832       426,323      $  5,787,122
Shares issued to shareholders in
  reinvestment of distributions               33,065           379,590       426,412         5,628,637
Shares reacquired                           (871,355)      (10,185,004)      (73,410)         (987,000)
                                           ---------       -----------       -------       -----------
    Net increase                           1,296,682       $15,184,418       779,325       $10,428,759
                                           =========       ===========       =======       ===========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2002, was $538. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and the Shareholders of the MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of a series comprising MFS Institutional Trust) as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002

FEDERAL TAX INFORMATION (Unaudited)

In January 2003, shareholders will be mailed a form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.36%.

For the year ended June 30, 2002, income from foreign sources was $924,346 and the fund designated a foreign tax credit of $121,835.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 IIE-2 8/02 100